Exhibit 32.2




                      CERTIFICATION AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of SBT Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Anthony F. Bisceglio, the Chief Financial Officer of the Company, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

     (i) The Report for the quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SBT Bancorp, Inc.






                              /s/ Anthony F. Bisceglio, Ph.D.
                              ----------------------------------------
                              Anthony F. Bisceglio, Ph.D.
                              Chief Financial Officer
Date:  May 12, 2006




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